                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  October 18, 1995



                          WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                 1-6214                  No. 13-2553920
 (State or other jurisdiction (Commission File             (IRS Employer
   of incorporation)            Number)                  Identification No.)


           420 Montgomery Street, San Francisco, California 94163
            (Address of principal executive offices)  (Zip Code)


    Registrant's telephone number, including area code:  (415) 477-1000


                            Not applicable
         (Former name or former address, if changed since last report)


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Item 5: Other Events
        ------------

        Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's proposed merger with First Interstate Bancorp.

Item 7: Financial Statements and Exhibits
        ---------------------------------
        (c)  Exhibits

             99 Copy of the Press Release announcing Wells Fargo & Company's proposed merger with First Interstate Bancorp.




                             SIGNATURE
                             ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 18, 1995.


                             WELLS FARGO & COMPANY


                             By: /s/ FRANK A. MOESLEIN
                                -----------------------------
                                Frank A. Moeslein
                                Executive Vice President and Controller